Exhibit 32.1

Certification Pursuant to 18 U.S.C. §1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of The Valspar Corporation (the “Company”) on Form 10-K for the fiscal year ended October 26, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary E. Hendrickson, Chief Executive Officer of the Company, and I, Lori A. Walker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary E. Hendrickson
Gary E. Hendrickson
Chairman and Chief Executive Officer

December 19, 2012

/s/ Lori A. Walker
Lori A. Walker
Senior Vice President and Chief Financial Officer

December 19, 2012

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